SUPPLEMENT DATED OCTOBER 28, 2022

TO THE PROSPECTUS DATED MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY VALIC

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective immediately, the VALIC Company I Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund (each, a “Fund” and collectively, the “Funds”) changed its sub-adviser from PineBridge Investments LLC (“PineBridge”) to J.P. Morgan Investment Management Inc. (“JPMIM”). Accordingly, as it pertains to the Funds, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Adviser is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
Aggressive Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc.
Conservative Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc.
Moderate Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc.

Please keep this supplement with your Prospectus.